                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 11, 2002

                             UFP TECHNOLOGIES, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         001-12648                                     04-2314970
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


 172 EAST MAIN STREET, GEORGETOWN,  MA                01833-2107
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(Address of Principal Executive Offices)              (Zip Code)

                                 (978) 352-2200
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Information required by Item 304(a)(1) of Regulation S-K.

         (i) Arthur Andersen LLP was dismissed as the Registrant's independent accountants effective as of the close of business on June 11, 2002.

         (ii) The reports of Arthur Andersen LLP on the consolidated financial statements of the Registrant at December 31, 2000 and December 31, 2001, and for the three years ended December 31, 2001, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the full Board of Directors of the Registrant.

         (iv) In connection with its audits for the two most recent fiscal years and through June 11, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through June 11, 2002 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b) The Registrant has requested that Arthur Andersen LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 24, 2002, is filed as Exhibit 16 to this Form 8-K.

(c)      Information required by Item 304(a)(2) of Regulation S-K.

                  The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants as of June 19, 2002. During the most recent two fiscal years and through March 31, 2002, the Registrant has not consulted with PricewaterhouseCoopers LLP on items regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant's financial statements; or (3) the subject matter of a disagreement or reportable event with the Registrant's former auditor (as defined in Regulation S-K Item 304(a)(2)).

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits

EXHIBIT NO.        DESCRIPTION

   16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2002                    UFP TECHNOLOGIES, INC.



                                        By /s/ RONALD J. LATAILLE
                                           -----------------------------------
                                           Ronald J. Lataille, Chief Financial
                                           Officer and Vice President

                                 Exhibit Index


EXHIBIT NO.       DESCRIPTION

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 25, 2002.